POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

May 18, 2001

/s/ MARGARET G. DYER
----------------------------------
      Margaret G. Dyer
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

May 18, 2001

/s/   JOHN C. LOUNDS
                    -
------------------------------
      John C. Lounds
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

May 18, 2001

/s/ J. KEVIN MCCARTHY
----------------------------------
      J. Kevin McCarthy
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

May 18, 2001

/s/ MARLA G. FRIEDMAN
-----------------------------------
      Marla G. Friedman
      Director & Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

May 18, 2001

/s/ KENNETH R. O'BRIEN
-----------------------------------
      Kenneth R. O'Brien
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

May 18, 2001

/s/ PATRICIA W. WILSON
-----------------------------------
      Patricia W. Wilson
      Director & Assistant Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Michael J. Velotta as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

May 18, 2001

/s/   THOMAS J. WILSON, II
                          -
-------------------------------------
      Thomas J. Wilson, II
      President & Director
         (Principal Executive Officer)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

May 18, 2001

/s/   MICHAEL J. VELOTTA
-------------------------------------
      Michael J. Velotta
      Vice President, Secretary, General
       Counsel and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

May 18, 2001

/s/   SAMUEL H. PILCH
                     -
------------------------------
      Samuel H. Pilch
       Controller
       (Principal Accounting Officer)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

May 18, 2001

/s/   VINCENT A. FUSCO
                      -
------------------------------
      Vincent A. Fusco
      Director & Chief Operations Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

May 18, 2001

/s/   MARCIA D. ALAZRAKI
                        -
--------------------------------------
      Marcia D. Alazraki
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

May 18, 2001

/s/   CLEVELAND JOHNSON, JR.
-------------------------------------------
      Cleveland Johnson, Jr.
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

May 18, 2001

/s/   JOHN R. RABEN, JR.
                        -
--------------------------------
      John R. Raben, Jr.
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

May 18, 2001

/s/   SALLY A. SLACKE
                     -
--------------------------------------
      Sally A. Slacke
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Separate Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

July 23, 2001

/s/STEVEN E. SHEBIK
-----------------------------------
      Steven E. Shebik
      Director & Vice President
      (Principal Financial Officer)